GREENBRIAR CORPORATION
                        1755 Wittington Place, Suite 340
                               Dallas, Texas 75234

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 20, 2004





Notice is hereby given that the Annual Meeting of stockholders (the "Annual Meeting") of Greenbriar Corporation (the "Company"), a Nevada corporation, will be held at 10:00 AM, local time on October 20, 2004 at One Hickory Centre, 1800 Valley View Lane, Second Floor, Dallas, TX 75234, to consider and vote upon the following matters:

     1)   Election  of five  directors  to hold  office in  accordance  with the
          Articles of Incorporation and Bylaws of the Company, and the transaction of such other business that may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on September 13, 2004 can vote at the meeting. The forgoing items of business are more fully described in the Proxy Statement accompanying this notice. A copy of our Annual Report on Form 10-K for 2003 accompanies this Proxy Statement.

Even if you plan to attend the meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed addressed envelope. If you attend, you may vote in person if you wish, even though you have sent your proxy.

By Order of the Board of Directors


/s/ Oscar Smith

Oscar Smith, Secretary

September 13, 2004

                             GREENBRIAR CORPORATION
                        1755 Wittington Place, Suite 340
                               Dallas, Texas 75234
                                  (972)407-8400

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 20, 2004


The Company is sending this proxy statement and the accompanying proxy card to the holders of common stock and Series B preferred stock, of the Company, in connection with a solicitation of proxies by the board of directors of the Company from the stockholders for use at the annual meeting of stockholders of the Company. We are mailing this proxy statement and the enclosed form of proxy beginning on or about September 13, 2004.


                          VOTING AND PROXY INFORMATION
Who May Vote

Holders of record of common stock and Series B preferred stock at the close of business on September 13, 2004 are entitled to receive notice of and to vote at the annual meeting. At the close of business on the record date there were outstanding 977,004 shares of common stock and 615 shares of Series B preferred Stock, the only outstanding securities of the Company entitled to vote at the annual meeting. The common stock is held by approximately 500 stockholders of record and the preferred stock is closely held.

Required Votes

Each stockholder is entitled to one vote per share on all matters properly brought before the stockholders at the annual meeting. Such votes may be cast in person or by proxy. Under the rules of the American Stock Exchange, brokers holding shares for customers have authority to vote on certain matters when they have not received instructions from the beneficial owners and do not have such authority as to certain other matters. The Exchange rules allow member firms of the Exchange to vote on the Proposal without specific instructions from beneficial owners.

The directors will be elected by a plurality of the votes cast in person or by proxy. Therefore, a stockholder's only option in the election of directors is to vote for the nominees or to withhold authority of the proxy to vote for the nominees.

How to Vote

Votes may be cast in person at the annual meeting or by proxy using the enclosed proxy card. A facsimile of the proxy will be accepted. All shares of common stock and preferred stock that are represented at the annual meeting by properly executed proxies received by the Company prior to or at the annual meeting and not revoked will be voted at the annual meeting in accordance with the instructions indicated in their proxies. Unless instructions to the contrary are specified in the proxy, each such proxy will be voted FOR the election as a director of the nominees listed herein.

Proxies Can Be Revoked

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company, before the vote is taken at the annual meeting, a written notice of revocation bearing a date later than the date of the proxy, duly executing and delivering a subsequent proxy relating to the same shares or attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation should be sent to: Corporate Secretary, Greenbriar Corporation, 1755 Wittington Place, Suite 340, Dallas, Texas 75234.

Expenses of Solicitation

The Company will bear the expense of this solicitation, including the reasonable costs incurred by custodians, nominees, fiduciaries and other agents in forwarding the proxy material to you. The Company will also reimburse brokerage firms and other custodians and nominees for their expenses in distributing proxy material to you. In addition to the solicitation made by this proxy statement, certain directors, officers and employees of the Company may solicit proxies by telephone and personal contact.


                              ELECTION OF DIRECTORS

Nominees

At the annual meeting, five directors will be elected to hold office until the 2005 annual meeting of stockholders. The Company's bylaws, as amended, provide that directors are elected annually and that the number of directors constituting the board of directors will from time to time be fixed and determined by a vote of a majority of the Company's directors serving at the time of such vote. The board of directors is now comprised of five members.

It is intended that the accompanying proxy, unless contrary instructions are set forth therein, will be voted for the election of the nominees for election as directors as set forth in the following table. If the nominees become unavailable for election to the board of directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other persons as may be designated by the board of directors. However, the board is not aware of any circumstances likely to render the nominees unavailable for election. The withholding of authority or abstention will have no effect upon the election of directors by holders of common stock and Series B preferred stock because under Nevada law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of common stock and Series B preferred stock, voting as one class, will constitute a quorum. The shares held by each holder of common stock and Series B preferred stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

The following table sets forth certain information with respect to the persons who will be the nominees for election at the annual meeting and the other incumbent directors and executive officers of the Company. Included within the information below is information concerning the business experience of each such person during the past five years. The number of shares of common stock beneficially owned by each of the directors who own stock as of November 3, 2003 is set forth below in "Securities Ownership of Certain Beneficial Owners."

Nominees and Business Experience

Being elected at the Annual Meeting to Term to expire in 2005
-------------------------------------------------------------

Roz Campisi Beadle         Ms.  Beadle has been a Director of the Company  since
Age 47                     December  2003.  She is Executive  Vice  President of
                           Unified  Housing  Foundation and a licensed  realtor.
                           She  has  a  background   in  public   relations  and
                           marketing. Ms. Beadle is also extremely active in various civic and community services and is currently working with the Congressional Medal of Honor Society and on the Medal of Honor Host City Committee
                           (Gainesville, Texas, USA).


Gene S.  Bertcher          Mr.  Bertcher  became  President and Chief  Executive
Age 55                     Officer of the Company in January  2003.  He has been
                           Executive Vice President, Chief Financial Officer and
                           Treasurer of the Company since November 1989 and was a director from November 1989 until September 1996.
                           He was re-elected to the Board in 2000. Mr. Bertcher is a certified public accountant


James E. Huffstickler      Mr.  Huffstickler  has been a Director of the Company
Age 62                     since December 2003. He is Chief Financial Officer of
                           Sunchase  America,   Ltd.,  a  multi-state   property
                           management   Company.   He  is  a  graduate   of  the
                           University of South Carolina and has worked for Southmark Management, Inc., a nationwide real estate management Company. Mr. Huffstickler is a certified public accountant.

Dan Locklear               Mr. Locklear has been a Director of the Company since
Age 51                     December  2003.  He is  Chief  Financial  Officer  of
                           Sunridge  Management  Group, a real estate management
                           Company.   Mr.  Locklear  has  worked  for  Johnstown
                           Management  Company,  Inc. and Trammel Crow  Company.
                           Mr. Locklear is a certified public accountant and a licensed real estate broker in the State of Texas.

Victor L.  Lund            Mr.  Lund has been a director  of the  Company  since
Age 76                     1996.  He  founded  Wedgwood  Retirement  Inns,  Inc.
                           ("Wedgwood") in 1977.  Wedgwood became a wholly owned
                           subsidiary of the Company on March 31, 1996. For most
                           of Wedgwood's existence, Mr. Lund was Chairman of the
                           Board,   President  and  Chief   Executive   Officer,
                           positions he held until Wedgwood was acquired by the Company. Mr. Lund is President and Chief Executive
                           Officer of Wedgwood Services, Inc., a construction services company not affiliated with the Company.

                                 STOCK OWNERSHIP

The following table sets forth as of September 13, 2004 certain information with respect to all stockholders known by the Company to own beneficially more than 5% of the outstanding common stock (which is the only outstanding class of securities of the Company, except for Series B preferred stock, the ownership of which is immaterial), as well as information with respect to the Company's common stock owned beneficially by each director, director nominee, and current executive officer whose compensation from the Company in 2004 exceeded $100,000, and by all directors and executive officers as a group. Unless otherwise indicated, each of these stockholders has sole voting and investment power with respect to the shares beneficially owned.

                                                           Common Stock
                                              ----------------------------------
  Name and Address                               Number                 Percent
of Beneficial Owner                                of                     of
                                                 Shares                  Class
--------------------------------------------------------------------------------

Victor L.  Lund(1)                              108,994                 11.2%
816 NE 87th Avenue
Vancouver WA 98664

Gene S.  Bertcher(2)                             71,811                 7.4%
1755 Wittington Place, Suite 340
Dallas TX 75254

Roz Campisi Beadle
4103 Brook Tree Lane                                100                 <1.0%
Dallas TX 75287

James E. Huffstickler
1700 Abbey Place, Suite 111                           -                    -
Charlotte NC 28209

Dan Locklear
1800 Valley View Lane                                 -                   -
Suite 140
Dallas TX 75234

JRG Investments, Inc. (3)                       156,884                 16.1%
1800 Valley View Lane
Suite 300
Dallas TX 75234

Tacco Financial, Inc.(3)                         28,796                 2.9%
1800 Valley View Lane
Suite 300
Dallas TX 75234

International Health Products,                    9,777                 1.0%
Inc.(3)
1800 Valley View Lane
Suite 300
Dallas TX 75234

Gainesville Real Estate, LLC (4)                200,130                 20.5%
Box 1398
Addison TX 75001

Richard D. Morgan (5)                            40,000                 3.9%
2482 Hollytree Drive
Dallas TX 75287

All executive officers and                      180,905                 18.5%
directors as a group(five
persons)

(1)  Consists of 108,994 shares of common stock owned by Mr. Lund.

(2)  Consists of 71,811 shares of common stock owned by Mr. Bertcher.


(3) Based on a Schedule 13D, amended August 18, 2004, filed by each of these entities and by Gene E. Phillips, each of these entities owns of record the number of shares set forth for such entity in the table. The Form 13D indicates that these entities and Mr. Phillips may be deemed a "Person" within the meaning of Section 13D of the Securities Exchange Act of 1934.

(4)  Gainesville  Real  Estate,  LLC  ("GRE")  is  a  Nevada  Limited  Liability
     Corporation  whose sole  member is Warwick  Summit  Square,  Inc.,  a Texas corporation  ("Warwick").  GRE owns 200,130 shares of the Company's  common stock.  Based on the  Schedule  13D amended  August 18, 2004  discussed  in
     Footnote (3), TacCo Universal, Inc., a Nevada corporation ("Universal") and a wholly owned subsidiary of TacCo Financial,  Inc. ("TFI"), is the current owner and  holder of a  Promissory  Note  issued  May 8, 1998 in the stated
     principal amount of $836,000 by Warwick, which Note has been the subject of three  modifications  (the "WSSI Note"),  with the present stated principal balance  of  $1,752,984.04.  The  WSSI  Note is  secured,  in  part,  by an accommodation  pledge of all of the issued and outstanding stock of Warwick to Universal.  On November 30, 2003, the Company transferred to Warwick all of the membership interest in GRE to Warwick. On December 31, 2003, Warwick
     acquired  from  the  Company   200,130   shares  of  Company  Common  Stock
     (approximately  20.48%  of  the  outstanding  after  giving  effect  to its issuance)  at a price of  $3.96  per  share in cash (a total of  $792,583), which was paid by a credit on an  obligation  of the  Company to Warwick in
     the  amount  of  $792,583.   Immediately  after  the  consummation  of  the
     transaction,  on December 31, 2003,  Warwick  contributed to the capital of
     GRE all 200,130  shares.  Warwick and GRE filed an  original  Statement  on
     Schedule 13D with the  Securities  and Exchange  Commission  on January 20,
     2004 with respect to such acquisition of 200,130 shares of the Company,  to which  reference is hereby made.  While the 200,130  shares held by GRE are not direct  collateral  for the WSSI Note,  if Universal  were to foreclose upon or otherwise acquire the collateral for the WSSI Note,  Universal (and correspondingly  TFI)  might be deemed  to have an  ability  to affect  the transfer or voting of the 200,130  shares of Company  Common Stock owned by
     GRE. TFI has no present  intention to cause  Universal to foreclose upon or otherwise  acquire the  collateral  for the WSSI Note so long as no default occurs which is not appropriately remedied.

(5)  Richard  D.  Morgan,  President  of  Warwick,  is  Vice  President  of Tara
     Management, Inc. ("Tara"). Tara is a consultant to the Company. Mr. Morgan holds an option to purchase 40,000 shares of the Company's common stock for $2.60 per share exercisable through December 15, 2008.


                             EXECUTIVE COMPENSATION

The following tables set forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 2003, 2002, and 2001 to the Chief Executive Officer of the Company and to the other executive officers of the Company whose total annual salary in 2003 exceeded $100,000, the number of options granted to any of such persons during 2003 and the value of the unexercised options held by any of such persons on December 31, 2003.

                           Summary Compensation Table

                                                                Long Term
                                                              Compensation-
                                                                Number of
                                                                Shares of
Name and                                    Annual            Common Stock          All
Principal                                Compensation-         Underlying          Other
Position                        Year        Salary               Options      Compensation(1)
-----------------------------   ----     -------------        -------------   ---------------
Gene S. Bertcher,               2003       $133,000                   -           $6,500
Chief Executive Officer and     2002         14,000                   -            6,500
Chief Financial Officer         2001        155,000                   -             8,00


James R. Gilley, former         2002        $12,000                   -           $5,500
Chairman, President and Chief   2001        386,000              10,000            8,000
Executive Officer


(1)  Constitutes directors' fees paid by the Company to the named individuals.


                               Option Grants Table
                       (Option Grants in Last Fiscal Year)




            Number of         Percent of
           Securities       Total Options
           Underlying         Granted to           Exercise or
            Options         Employees in           Base Price         Expiration
Name        Granted          Fiscal Year           Per Share             Date
----        -------          -----------           ---------             ----

                                NONE





                   Aggregated Option Exercises in Last Fiscal
                          Year and FY-End Option Values


                                                                           Value of Unexercised
                                             Number of Securities              In-the-Money
               Shares                       Underlying Unexercised           Options at 2002
              Acquired         Value        Options at 2002 FY-End               FY-End
   Name      on Exercise      Realized     Exercisable Unexercisable    Exercisable Unexercisable
   ----      -----------      --------     -------------------------    -------------------------

                 -              -           NONE            -               -               -


Stock Option Plan

The Board of Directors administers the Company's 1997 Stock Option Plan (the "1997 Plan") and the 2000 Stock Option Plan (the "2000 Plan") each of which provides for grants of incentive and non-qualified stock options to the Company's executive officers, as well as its directors and other key employees, and consultants. Under the two Plans, options are granted to provide incentives to participants to promote long-term performance of the Company and specifically, to retain and motivate senior management in achieving a sustained increase in stockholder value. Currently, neither Plan has a pre-set formula or criteria for determining the number of options that may be granted. The exercise price for an option granted is determined by the compensation committee, in an amount not less than 100 percent of the fair market value of the Company's common stock on the date of grant. The compensation committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on the overall performance of the Company and the individual performance of the executive officers. The Company currently has reserved 50,000 shares of common stock under the 1997 Plan and 50,000 shares of common stock under the 2000 Plan. As of September 13, 2004 50,000 options have been issued for the 1997 and 10,000 options have issued for the 2000 Plans.


                 REPORT OF INDEPENDENT DIRECTORS ON COMPENSATION

The compensation paid to the Company's executive officers is reviewed and approved annually by the independent members of the board of directors acting as the Company's Compensation Committee. In addition to approving annual compensation for the Company's executive officers, the independent directors approve any incentive awards for executive officers and other key employees, any stock option grants and additional benefits.

The Company's compensation philosophy is to attract, retain and reward executives who have shown they are capable of leading the Company in achieving its business objectives and performance goals. These objectives include preserving and increasing the Company's asset value; positioning the Company's operations in geographic markets offering long term, profitable growth opportunities; preserving and enhancing shareholder value and keeping the Company competitive in its marketing and operations. The accomplishment of these objectives is measured against conditions prevalent in the assisted living industry. In recent years the industry has grown to be a highly competitive industry for residents, real estate and services in a rapidly changing regional and national environment.

The  board  of  directors   determined  that  the  primary  forms  of  executive
compensation should be the incentive system discussed above. The Company's performance is a key consideration (to the extent that such performance can be fairly attributed or related to an executive's performance) and each executive's responsibilities and capabilities are key considerations. The independent directors strive to keep executive compensation competitive for comparable positions in other corporations where possible. In addition, the Compensation Committee believes in equity compensation wherein executives will be additionally rewarded based on increasing the Company's shareholder value. Base salaries are predicated on a number of factors, including:

     o    recommendation of the Chief Executive Officer;
     o    knowledge of similarly situated executives at other companies;
     o    the executive's position and responsibilities within the Company;
     o the board of directors' subjective evaluation of the executive's contribution to the Company's performance;
     o    the executive's experience and
     o    the term of the executive's tenure with the Company.

Chief Executive Officer Compensation
The board of directors reviewed the compensation of the Chief Executive Officer in connection with the amendment to his Employment Agreement described above. The board approved the compensation plan set forth in that agreement as the best means to accomplish the Company's objectives. The board does not formally link the Chief Executive Officer's compensation to the performance of the Company.

Independent Directors

Roz Campisi Beadle
James Huffstickler
Dan Locklear
Victor L. Lund

                             AUDIT COMMITTEE REPORT


The Audit Committee's duties and "charter," adopted by the board of directors on December 9, 1991are to make recommendations for the accounting firm to serve as the Company's independent auditors, consult with the Company's independent auditors with regard to any audit plan adopted by the Company, review the Company's financial statements with the management and the independent auditors prior to publication, determine that no restrictions are placed by management on the scope of implementation of the independent auditors' function and performing such other functions as shall be appropriate to the effective discharge of all such duties and responsibilities.

In accordance with the charter of the Audit Committee, all of the members of the Audit Committee are independent pursuant to the American Stock Exchange listing standards and are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with the Company the audited financial statements and the footnotes thereto in the Annual Report on Form 10-K and discussed with the Company the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee reviewed and discussed with the outside auditor its judgments as to the quality, not just the acceptability of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's outside auditor under generally accepted auditing standards. The Audit Committee discussed with the outside auditor the outside auditor's independence required by the Independence Standards Board to be made by the outside auditor to the Company. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.


                              FINANCIAL INFORMATION

Financial Statement
The consolidated financial statements and auditor's report, the management discussion and analysis of financial condition and results of operations, information concerning the quarterly financial data for the fiscal year ended December 31, 2003 and other information are included in the Company's Form 10-K which accompanies this proxy statement.

Independent Auditors
The board, in accordance with the recommendation of its Audit Committee, chose the firm of Farmer, Fuqua & Huff, P.C. ("FF&H") as independent auditors for the Company on February 9, 2004. FF&H conducted the 2003 annual audit at a cost to the Company of$30,000.

Representatives of FF&H are expected to be present and to be available to respond to appropriate questions at the annual meeting. They have the opportunity to make a statement if they desire to do so; they have indicated that, as of this date, they do not.

Prior to engaging FF&H the Company's auditor was Grant Thornton & Company ("Grant Thornton"). The review of the interim financial statements during 2003 and audits prior to 2003 were conducted by Grant Thornton. The audit fee for the 2002 audit was $50,000.

Audit Fees
The following table sets forth the aggregate fees for professional services rendered to the Company for the years 2003 and 2002 by the Company's principal accounting firm for the period, Grant Thornton.


          Type of Fees                            2003                  2002

Audit & Accounting Fees                          98,600                93,300

Tax Fees                                         37,700                59,000
                                             ----------            ----------
Total Fees                                      136,300               152,300

The Audit Committee  recommends to the Board of Directors and the Board approves
the  appointment  of  the  Company's   independent  auditor  for  all  necessary
independent audit and accounting needs for each year.

Financial  Information  Systems Design and Implementation  Fees
Neither FF&H nor Grant Thornton rendered any professional services to the Company in 2003 or 2002 with respect to financial information systems design and implementation.

The Audit Committee considers that the services rendered by FF&H are compatible with maintaining FF&H's independence in conducting the Company's audit.

Audit Committee

Dan Locklear
Jim Huffstickler
Victor Lund

                                PERFORMANCE GRAPH

The following graph compares the cumulative total return on a $100 investment in the Company's common stock on December 31, 1999 through December 31, 2003, based on the Company's closing stock price on December 31, for each of those years. The same information is provided for the Standard & Poor's 500 index and, from 1999 through 2003 for an industry peer group1.



                               [GRAPHIC OMITTED]























_________________________
1 The Company considers its peer group to be public companies whose business is primarily in the retirement and/or assisted living industry. Those companies are American Retirement Corporation, ARV Assisted Living, Inc., Assisted Living Concepts, Inc., Emeritus Corporation and Sunrise Assisted Living, Inc.

Certain Relationships and Related Transactions

The following paragraphs describe certain transactions between the Company and any stockholder beneficially owning more than 5% of the outstanding Common Stock of the Company, the executive officers and directors of the Company, director nominees and members of the immediate family or affiliates of any of them, which occurred since the beginning of the 2003 fiscal year.

In March 1996 the Company purchased Wedgwood Retirement Inns, Inc. ("WRI"). The primary shareholder of WRI was Victor L. Lund who is currently a director and shareholder of the Company. As part of an indemnification agreement between the Company and Mr. Lund regarding any legal matters arising from the WRI properties, the Company settled two legal matters in 2004 for $25,000 and $229,819 respectively.

Gene S. Bertcher, President and Chief Executive Officer of the Company, was indebted to the Company for an aggregate of $92,500 for notes issued in payment for shares of Common Stock. Mr. Bertcher's notes were secured by a pledge of 520 shares of common stock. Interest on the notes accumulate at a rate equal to any cash or stock dividends declared on the purchased stock and was due in a single installment for each such note on or before October 1, 2003. On October 1, 2003 the collateral was returned to the Company and the debt was cancelled.

Until October 18, 2001, the Company had an employment agreement with Gene S. Bertcher, who was then Executive Vice President and Chief Financial Officer. The agreement, dated January 1, 1997, provided for a two year term that recommenced each day. The agreement provided for compensation of $180,000 per year and discretionary bonus.

On October 3, 2001 the Company settled a dispute with a significant preferred shareholder. As part of the settlement the Company transferred eleven assisted living communities to that shareholder. While the Company and its senior executives believe the settlement was very favorable to the Company they also recognized that, due to the reduced size of the Company, it would be necessary to reduce expenses.

On October 18, 2001 the employment contract of Mr. Bertcher was amended to reduce the cash drain to the Company. The original employment contract provided that any reduction in compensation would trigger a required payment of $360,000 within five days. Mr. Bertcher agreed to accept a note from the Company for the amounts if paid on a timely basis. These notes were non-interest bearing and were not due until December 31, 2004. The amended employment contract provided that Mr. Bertcher would receive a salary of $14,000 per year. The amended employment contract also provide for incentive compensation for Mr. Bertcher. The Company had agreed to conduct its future business through the use of limited partnerships. Mr. Bertcher would receive a partnership interest in each of these partnerships. Depending on the circumstances Mr. Bertcher would receive a limited partnership interest of between 4% and 10.5%. The Company had agreed that during the term of the employment contract, which expired on December 31, 2004, all property acquisitions would be made using a partnership structure.

In 2003 the Board of Directors subsequently decided to return to salary based compensation for Mr. Bertcher. Mr. Bertcher received a base salary of $130,000 for 2003.

In December 2002 one of the partnerships discussed above owed monies to the Company who owed $360,000 to Mr. Bertcher. The Company offset $132,500 of it's obligation to Mr. Bertcher against its receivable from the partnership. In December 2003 Mr. Bertcher agreed to convert the $227,500 he was still owed into 71,161 newly issued shares of Company Common Stock at the market value of the stock at the time of issuance.

The Company has a consulting agreement for $180,000 per year with Tara Management, Inc. whereby Tara will assist the Company in identifying, financing and closing acquisitions and dispositions of properties and other business interests. Richard D. Morgan is President of Tara Management, Inc, Mr. Morgan is also President of Warwick Summit Square, Inc.

The Company leases its 3,465 square feet of office space at a market rate of $24 per square foot from Art Four Hickory Corporation, a wholly owned subsidiary of TacCo Financial, Inc. TFI is a shareholder in the Company.

It is the policy of the Company that all transactions between the Company and any officer or director, or any of their affiliates, must be approved by non-management members of the board of directors of the Company. All of the transactions described above were so approved.

Organization of the Board of Directors

During the year 2003 the board of directors held six meetings.

All board members attended the December 12, 2003 annual meeting.

The board of directors acts as a committee of the whole for purposes of nominations and executive compensation.

The board of directors has an Audit Committee consisting of three independent directors.

Any stockholder who wishes to communicate with the board of directors or recommend a prospective nominee for the board of directors for consideration by the board for the election in 2005 may write: Corporate Secretary, 1755 Wittington Place, Suite 340, Dallas, Texas 75234, on or before January 1, 2005.

Compensation of Directors

The Company pays each director a fee of $2,500 per year plus a meeting fee of $1,000 for members of management and $2,000 for non-management directors for each board meeting attended.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the Company, the Company is not aware of any failure by any director, officer or beneficial owner of more than 10% of the Company's common stock to file with the Securities and Exchange Commission, on a timely basis, any Form 3, 4 or 5 relating to 2003.

                                  ANNUAL REPORT

The annual report to stockholders, including consolidated financial statements, for the year ended December 31, 2003, accompanies the proxy material being mailed to all stockholders. The annual report is not a part of the proxy solicitation material. The annual report is the Company's Form 10-K for 2003, including the financial statements and schedules, as filed with the Securities Exchange Commission. A stockholder may also request copies of any exhibit to the Form 10-K, and the Company will charge a fee to cover expenses to prepare and send any exhibits. You may request these from: Corporate Secretary, Greenbriar Corporation, 1755 Wittington Place, Suite 340, Dallas, Texas 75234.


                                  OTHER MATTERS

The board of directors does not intend to bring any other matters before the annual meeting and has not been informed that any other matters are to be presented to the annual meeting by others. In the event that other matters properly come before the annual meeting or any adjournments thereof it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

                             DEADLINE FOR SUBMISSION
                          OF PROPOSALS TO BE PRESENTED
                   AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who intends to present a proposal at the 2005 annual meeting of stockholders must file such proposal with the Company by January 1, 2005 for possible inclusion in the Company's proxy statement and form of proxy relating to the meeting.


By Order of the Board of Directors



/s/ Oscar Smith
Oscar Smith, Secretary

                             Greenbriar Corporation

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders of Greenbriar Corporation, to be held at One Hickory Centre, 1800 Valley View Lane, Third Floor, Dallas, Texas 75234, on October 20, 2004, beginning at 10:00 a.m., Dallas Time, and the proxy statement in connection therewith and appoints Gene S. Bertcher and Oscar Smith, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock and Series B preferred stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

The undersigned directs that the undersigned's proxy be voted as follows:

1.  ELECTION OF  [ ]  FOR All nominees                [ ]  WITHHOLD AUTHORITY
    DIRECTORS         listed below (except as marked       to vote for the
                      to the contrary below)               nominee listed below


    Nominees: Roz Campisi Beadle, Gene S. Bertcher, James E. Huffstickler, Dan Locklear, Victor L. Lund

    (Instruction: To withhold authority to vote any individual nominee, write that nominee's name on the line provided below.)

    ____________________________________________________________________________


2. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the common stock or Series B preferred stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

                                    Date _________________________________, 2003


                                    ____________________________________________
                                    Signature of Stockholder


                                    ____________________________________________
                                    Signature of Stockholder

                                    Please  date  this  proxy and sign your name
                                    exactly as it appears hereon. Where there is
                                    more than one owner,  each should sign. When
                                    signing  as  an   attorney,   administrator,
                                    executor,  guardian or  trustee,  please add
                                    your  title  as  such.   If  executed  by  a
                                    corporation, the proxy should be signed by a duly authorized officer.